UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

EIGHTCO HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Eightco Holdings Inc.

101 Larry Holmes Drive, Suite 313

Easton, PA 18042.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [October 17], 2025

[____________], 2025

Dear Stockholder,

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Eightco Holdings Inc., a Delaware corporation (the “Company”), to be held on [October 17], 2025, at [________] [a.m./p.m.], Eastern Time, in virtual-only format at [________________________________].

The attached Notice of Annual Meeting of Stockholders and the accompanying proxy statement (the “Proxy Statement”) describe the business we will conduct at the Annual Meeting and provide information about us that you should consider when you vote your shares.

At the Annual Meeting, we will ask stockholders to:

(1)	approve the amendment to the Company’s Certificate of Incorporation increasing the total number of authorized shares of the Company’s common stock (the “Charter Proposal”);

(2)	elect Louis Foreman and Nicola Caiano as Class III members of the Company’s Board of Directors, to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of their respective successors (the “Director Election Proposal”);

(3)	ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025 (the “Accountant Ratification Proposal”);

(4)	approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals (the “Adjournment Proposal”); and

(5)	transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

We hope you will be able to attend the Annual Meeting. When you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Annual Meeting and the presence of a quorum.

Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.

Sincerely,

Kevin O’Donnell

Chief Executive Officer and Director

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on [October 17], 2025: This notice of meeting and the accompanying proxy statement are available at [_______________]. This notice of meeting is not a form for voting and presents only an overview of the accompanying proxy statement, which you are encouraged to review before voting. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder. Stockholders may notify the Company of their requests by calling (888) 765-8933 or writing the Company at the Company’s principal executive offices at 101 Larry Holmes Drive, Suite 313, Easton, PA 18042. In order to receive delivery of the requested documents, your request must be received no later than [October 10], 2025.

i

Eightco Holdings Inc.

101 Larry Holmes Drive, Suite 313

Easton, PA 18042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [OCTOBER 17], 2025

To the Stockholders:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Eightco Holdings Inc., a Delaware corporation (the “Company”), will be held on [October 17], 2025, at [_______] [a.m./p.m.], Eastern Time, in virtual-only format at [___________________] for the following purposes:

(1)	approve the amendment to the Company’s Certificate of Incorporation increasing the total number of authorized shares of the Company’s common stock (the “Charter Proposal”);

(2)	elect Louis Foreman and Nicola Caiano as Class III members of the Company’s Board of Directors, to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of their respective successors (the “Director Election Proposal”);

(3)	ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025 (the “Accountant Ratification Proposal”);

(4)	approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals (the “Adjournment Proposal”); and

(5)	transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items are more fully described in the accompanying proxy statement (the “Proxy Statement”), which forms a part of this Notice of Annual Meeting of Stockholders. As of the date of the Proxy Statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in the Proxy Statement.

The Annual Meeting will be conducted in a virtual-only format. The Board believes that a virtual meeting will enable increased stockholder accessibility while allowing for meeting efficiency and reduced costs. You will be able to attend the Annual Meeting virtually, vote your shares, and submit your questions during the meeting by visiting [__________________]. Details regarding how to attend the Annual Meeting online are more fully described in the accompanying Proxy Statement.

Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on September 15, 2025, the record date fixed by our Board for such purpose. A list of stockholders of record will be available during the ten days prior to the Annual Meeting at our office at the above address.

All stockholders are cordially invited to attend the Annual Meeting. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Annual Meeting and the presence of a quorum.

Thank you for your continued support of Eightco Holdings Inc. We look forward to seeing you at the Annual Meeting.

By Order of the Board,

Kevin O’Donnell
Chief Executive Officer and Director
Easton, Pennsylvania
[_______________], 2025

ii

iii

Eightco Holdings Inc.

101 Larry Holmes Drive, Suite 313

Easton, PA 18042

(888) 765-8933

PROXY STATEMENT

This proxy statement (the “Proxy Statement”), the attached Notice of Annual Meeting of Stockholders (the “Notice”) and the enclosed proxy card are being mailed to stockholders of record on or about [___________], 2025 and are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Eightco Holdings Inc. (the “Company,” “we,” or “us”) for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on [October 17], 2025, at [_____] [a.m./p.m.], Eastern Time, in virtual-only format at [_______________________], and at any adjournments or postponements thereof. Although not part of this Proxy Statement, we are also sending along with this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which includes our financial statements and related notes thereto for such year (the “2024 Annual Report”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON [october 17], 2025.

You can find a copy of this Proxy Statement and our 2024 Annual Report on the website of the Securities and Exchange Commission (the “SEC”) at https://www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://www.8co.holdings. You may also obtain a printed copy of our 2024 Annual Report, free of charge, from us by sending a written request to: Attention: Secretary, Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042. Exhibits to the 2024 Annual Report will be provided upon written request and payment of an appropriate processing fee.

1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What am I voting on?

At the Annual Meeting, you will be asked to act upon the matters outlined in the Notice, which include the following:

(1)	approve the amendment to the Company’s Certificate of Incorporation increasing the total number of authorized shares of the Company’s common stock (the “Charter Proposal”);

(2)	elect Louis Foreman and Nicola Caiano as Class III members of the Company’s Board of Directors, to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of their respective successors (the “Director Election Proposal”);

(3)	ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025 (the “Accountant Ratification Proposal”);

(4)	approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals (the “Adjournment Proposal”); and

(5)	transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What happens if additional matters are presented at the Annual Meeting?

The Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.

Why is the Annual Meeting a virtual, online meeting?

The Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Annual Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by Rules of Conduct and Procedures which will be available during the online meeting at [______________________________]. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and submit questions through the virtual meeting platform.

How can I access the virtual Annual Meeting?

We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting virtually, vote your shares electronically and submit questions during the meeting by visiting [_____________________________]. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Instructions on how to participate in and attend the Annual Meeting virtually via the Internet, including instructions on how to demonstrate proof of ownership, will be posted at [__________________________________].

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Only common stockholders of record as of the close of business on September 15, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, [______________] shares of our common stock, $0.001 par value per share (the “common stock”), were issued and outstanding. Each share of common stock outstanding as of the Record Date will be entitled to one vote, and stockholders may vote such shares by voting online at the Annual Meeting or by proxy.

What constitutes a quorum?

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person (virtually) or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Abstentions, withheld votes and “broker non-votes”, if any, will be included in the calculation of the number of shares considered to be present at the Annual Meeting to determine whether a quorum has been established.

2

If a quorum is not present at the Annual Meeting, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the Annual Meeting, present in person (virtually) or represented by proxy, may adjourn the Annual Meeting to a later date or dates, without notice other than announcement at the Annual Meeting, until a quorum is present. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.

How do I vote?

Proxies are solicited by the Board and are revocable by you any time before they are voted. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote online at the Annual Meeting, although the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting online at the Annual Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against, or abstain with respect to Proposals 1, 3 and 4, and whether your shares should be voted for or withheld with respect to the director nominees in Proposal 2. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our transfer agent, Nevada Agency and Transfer Company, or you have stock certificates registered in your name, you may vote:

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board.

By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at [_______________].

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on [_______________], 2025.

What if I change my mind after I return my proxy card?

Any stockholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting online at the Annual Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Nevada Agency and Transfer Company, our transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

3

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner of your shares, you must provide the bank, broker, or other holder of record with instructions on how to vote your shares, and can do so as follows:

By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.

By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at [___________________________].

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter, or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”), which are also applicable to Nasdaq-listed companies, that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Only Proposal 3 and Proposal 4 are considered “routine” matters. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1 or 2, no votes will be cast on such proposals on your behalf.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. As indicated above, only Proposals 3 and 4 are considered “routine” matters. Accordingly, brokers will not have such discretionary authority to vote your unvoted shares on Proposals 1 or 2 at the Annual Meeting without receiving instructions from you. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for any proposal.

How are abstentions and broker non-votes treated for purposes of the Annual Meeting?

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person (virtually) or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

Each of the persons named as proxies in the proxy is one of our officers. All properly executed proxies returned in time to be cast at the Annual Meeting will be voted. If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record will have the authority to vote your unvoted shares only on Proposal 3 and Proposal 4 if it does not receive instructions from you. Accordingly, we encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

4

What vote is required to approve each proposal?

The following sets forth the vote required to approve each proposal and how votes are counted:

Proposal 1: Charter Amendment. The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock entitled to vote on this proposal is required to approve to the amendment to the Company’s Certificate of Incorporation. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 1. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as an “AGAINST” vote.

Proposal 2: Election of Class III Directors. The affirmative vote of a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to elect Louis Foreman and Nicola Caiano, the director nominees, as a Class III members of our Board for a term ending at the 2028 annual meeting of stockholders or the appointment, election, and qualification of their successors, respectively. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 2. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. You may also choose to withhold your vote.

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 3. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025, the audit committee of our Board will reconsider its selection.

Proposal 4: The Adjournment Proposal. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve adjournment of the meeting if necessary to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 4. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

If you hold your shares in street name, it is critical that you cast your vote for Proposals 1 and 2. Your bank, broker, or other holder of record only has discretionary authority to vote any uninstructed shares with respect to Proposals 3 and 4.

What happens if a director nominee is unable to stand for election?

Our Board of Directors may select a substitute nominee. If you have completed, signed and returned your proxy card, the proxy can vote your shares for the substitute nominee.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

5

Who are the candidates nominated for election as directors?

The Class III director candidates nominated for election at the Annual Meeting are Louis Foreman and Nicola Caiano, each of whom is currently a director of the Company.

Who is our independent registered public accounting firm and will they be represented at the Annual Meeting?

Stephano Slack LLC is expected to serve as our independent registered public accounting firm auditing and reporting on our financial statements for the year ending December 31, 2025. We do not expect that representatives of Stephano Slack LLC will be present at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will publish final voting results in a Current Report on Form 8-K within four business days following the date of the Annual Meeting.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matters to be voted on at the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

Our Board is making this solicitation of proxies for the Annual Meeting. We will bear all costs of such solicitation, including the cost of preparing and distributing this Proxy Statement and the enclosed form of proxy, and the cost of hosting the virtual Annual Meeting. After the initial distribution of this Proxy Statement, proxies may be solicited by mail, telephone, or personally by our directors, officers, employees or agents. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

We have engaged [Broadridge] to host the virtual Annual Meeting and manage the production and distribution of this Proxy Statement. We expect to pay [Broadridge] approximately [$_____] for their services.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate set of proxy materials in the future, he or she may contact us by sending a request to our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042. Eligible stockholders of record receiving multiple sets of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting us at the above address or phone number.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address set forth above.

May I access and receive proxy materials electronically?

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

6

If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by visiting [_______________________________], accessing your account information and following the instructions provided.

How do I submit a question at the Annual Meeting?

If you wish to submit a question, on the day of the Annual Meeting, beginning at [______] [a.m./p.m.] Eastern Time on [October 17], 2025, you may log into the virtual meeting platform and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures that will be available during the online meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will answer appropriate questions that are pertinent to the matters to be voted on by the stockholders at the Annual Meeting. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting the Company at (888) 765-8933.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have further questions, or need additional materials, please feel free to contact our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042.

CORPORATE GOVERNANCE

Our Board manages and directs the business and affairs of the Company, as provided by the Delaware General Corporation Law (the “DGCL”) and conducts its business through meetings of the Board and three standing committees: the audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and the nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”).

Our Board evaluates our corporate governance policies on an ongoing basis with a view towards maintaining the best corporate governance practices in the context of our current business environment and aligning our governance practices closely with the interest of our stockholders. Our Board and management value the perspective of our stockholders and encourage stockholders to communicate with the Board as described under the heading “Communications with the Board” below.

Classified Board of Directors

In accordance with our Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and our Bylaws (the “Bylaws”), our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting of stockholders following election. Our directors are divided among the three classes as follows:

●	the Class I director is Daniel Ives, and his term expires at the 2026 annual meeting of stockholders;

●	the Class II directors are Frank Jennings and Kevin O’Donnell, and their terms will expire at the 2027 annual meeting of stockholders; and

●	the Class III directors are Louis Foreman and Nicola Caiano, and their terms will expire at this Annual Meeting.

7

Our Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution adopted by the affirmative vote of a majority of the entire Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors constituting the entire Board. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, our directors may be removed only for cause by the affirmative vote of the holders of at least a majority of our outstanding voting stock entitled to vote in the election of directors.

Director Independence

Nasdaq listing standards require that a majority of the Company’s board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that, in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The board of directors has affirmatively determined that Frank Jennings, Louis Foreman, and Nicola Caiano qualify as independent directors in accordance with the Nasdaq listing rules.

Board Committees and Meetings

Our Board directs the management of our business and affairs, as provided by the DGCL, and conducts its business through meetings of the Board and standing committees. We have a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Audit Committee

Pursuant to its charter, the primary responsibilities and functions of the Audit Committee are, among other things, to:

●	appoint, compensate, and oversee the work of any independent auditor;

●	resolve any disagreements between management and the independent auditor regarding financial reporting;

●	pre-approve all audit and permitted non-audit services by the independent auditor;

●	retain independent counsel, accountants, or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board, and determine the appropriate compensation for any such advisors or consultants retained by the Audit Committee;

●	seek any information it requires from employees of the Company or any direct or indirect subsidiary of the Company, all of whom are directed to cooperate with the Audit Committee’s requests, or external parties;

●	meet with any officer or employee of the Company (or any subsidiary), the independent auditor or outside counsel, as necessary, or request that any such persons meet with any members of, or advisors or consultants to, the Audit Committee; and

●	ensure that management has established and maintained processes to assure compliance by the Company with applicable laws, regulations and corporate policy.

The Audit Committee held [___] meetings in 2024. Our Audit Committee consists of Messrs. Jennings, Caiano and Foreman, with Mr. Foreman serving as chair. Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of the Nasdaq Capital Market (“Nasdaq”) require that our Audit Committee be composed entirely of independent members. Our Board has affirmatively determined Messrs. Jennings, Caiano and Foreman each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Each member of our Audit Committee also meets the financial literacy requirements of Nasdaq listing standards. In addition, our Board has determined that Mr. Foreman qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee. The complete text of the Audit Committee’s current charter is available on our website at www.8co.holdings.

8

Compensation Committee

Our Compensation Committee has overall responsibility for reviewing and recommending to the Board the compensation of the Company’s Chief Executive Officer and the annual base salaries and annual incentive opportunities of the Company’s executive officers. The Company may utilize the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations will be conveyed to the Compensation Committee, and the Compensation Committee takes such information into consideration in making its compensation decisions.

The Compensation Committee held [___] meetings in 2024. Our Compensation Committee consists of Messrs. Jennings, Caiano and Foreman, with Mr. Jennings serving as chair. Our Board has affirmatively determined that Messrs. Jennings, Caiano and Foreman each meet the definition of “independent director” for purposes of serving on the compensation committee under the Nasdaq rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our Board has adopted a written charter for the Compensation Committee. The complete text of the Compensation Committee’s current charter is available on our website at www.8co.holdings.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	assisting the Board by identifying qualified candidates for director, and recommending to the Board the director nominees for the next annual meeting of shareholders;

●	leading the Board in its annual review of the Board’s performance;

●	recommending to the Board director nominees for each Board committee; and

●	developing and making recommendations to the Board regarding corporate governance guidelines and matters.

The Nominating and Corporate Governance Committee [did not hold any] meetings in 2024. Our Nominating and Corporate Governance Committee consists of Messrs. Jennings, Caiano and Foreman, with Mr. Jennings serving as chair. Our Board has affirmatively determined Messrs. Jennings, Caiano and Foreman each meet the definition of “independent director” under the Nasdaq rules. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee. The complete text of the Nominating and Corporate Governance Committee’s current charter is available on our website at www.8co.holdings.

Director Nominations Process

Each year the Board is expected to nominate directors for election by stockholders at the annual meeting of stockholders based on the recommendations of the Nominating and Corporate Governance Committee. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third-party recommendations.

9

Risk Oversight

Our management is responsible for identifying risks facing our Company, including strategic, financial, operational, and regulatory risks, implementing risk management policies and procedures and managing our day-to-day risk exposure. The Board is expected to have overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight and is currently overseeing the Company’s business continuity risks, it is expected to be supported in this function by its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The Audit Committee is responsible for reviewing and discussing with management and the Company’s auditors, as appropriate, the risks faced by the Company and the policies and programs with respect to risk management and risk assessment and inquire about risks or exposures facing the Company.

The Compensation Committee is responsible for reviewing all of the Company’s compensation policies and practices for all employees to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company.

The Nominating and Corporate Governance Committee is responsible for overseeing the process of succession planning for the Chief Executive Officer and, as warranted, other senior officers of the Company.

In addition, the Board will be presented with information at its regularly scheduled and special meetings regarding risks facing our Company, and management will provide more frequent, informal communications to the Board between regularly scheduled meetings which will be designed to give the Board regular updates about our business. The Board will consider this information and will provide feedback, will make recommendations, and, as appropriate, will authorize or direct management to address particular exposures to risk.

Code of Business Conduct and Ethics

We adopted a written code of business conduct and ethics. Our Corporate Code of Conduct and Ethics and Whistleblower Policy (the “Code of Ethics”) covers areas such as conflicts of interest, insider trading and compliance with laws and regulations. The complete text of the Code of Ethics is available on our website at www.8co.holdings. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code of Ethics. The information contained in, or accessible through, our website does not constitute a part of this Proxy Statement. We have included our website address in this Proxy Statement solely as an inactive textual reference.

Anti-Hedging Policy

Our Board adopted an Insider Trading Policy, which prohibits, among other things, our directors, officers and employees from engaging in any hedging or monetization transactions with respect to the Company’s securities. In addition, our Insider Trading Policy prohibits our directors, officers and employees from engaging in certain short-term or speculative transactions in the Company’s securities, such as short-term trading, short sales, and publicly traded options, which could create heightened legal risk and/or the appearance of improper or inappropriate conduct by our directors, officers, and employees.

Policy Governing Director Attendance at Annual Meetings

The Company encourages and expects all of its directors to virtually attend the Annual Meeting. During the fiscal year ended December 31, 2024, there were [__] meetings of the Board. Each member of our Board attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director), and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

Family Relationships

There are no family relationships among any of our executive officers or directors.

10

Policies Governing Director Nominations

Securityholder Recommendations

Our existing Bylaws provide that nominations of any person for election to the Board at an annual meeting may be made at such meeting by a stockholder present in person virtually (A) who was a record owner of shares of the Company both at the time of giving the notice provided for in the Bylaws and on the Record Date, and (B) has complied with the Bylaws as to such notice and nomination.

All stockholder recommendations for director candidates made other than at a meeting must be submitted to our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, who will forward all recommendations to the Nominating and Corporate Governance Committee. All stockholder recommendations for director candidates for the 2026 annual meeting of stockholders must be submitted to our Secretary between [__________________], 2026 and [______________], 2026, in accordance with our bylaws, and must include the following information:

●	the name, age, business address and residence address of the nominee;

●	the principal occupation or employment of the nominee;

●	the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee;

●	whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee;

●	a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the Board;

●	a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe fiduciary duties under Nevada law with respect to the Company and its stockholders; and

●	any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be).

Board Leadership Structure

Our Board does not have a formal policy regarding the combination of the roles of Chairman of the Board and Chief Executive Officer because the Board believes that it is in the best interests of the Company to have the flexibility to determine, from time to time, whether the positions should be held by the same person or by separate persons. The Board believes that it is currently in the best interest of our stockholders that the role of Chairman be held by Daniel Ives and the role of Chief Executive Officer be held by Kevin O’Donnell.

The Board may reconsider this leadership structure from time to time based on the leadership needs of our Board and the Company at any particular time.

Communications with the Board

Stockholders who wish to communicate with the Board may do so by writing the Company’s Office of the Secretary by mail at 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, Attention: Office of the Secretary or by email at investors@8co.holdings. All communications that relate to matters within the scope of the responsibilities of the Board and its standing committees will be forwarded to the Chairman of the Board. Communications that relate to ordinary business matters that are not within the scope of the responsibilities of the Board are to be sent to the appropriate executive officer or employee.

11

We recommend that all correspondence be sent via certified U.S. Mail, return receipt requested.

Legal Proceedings

During the normal course of its business, the Company may be subject to occasional legal proceedings and claims. There are currently no legal proceedings or claims asserted against the Company or its subsidiaries.

DIRECTORS AND EXECUTIVE OFFICERS

We have two Class III directors with a term expiring at the Annual Meeting Louis Foreman and Nicola Caiano. Our Board has nominated Louis Foreman and Nicola Caiano to serve as Class III members of our Board until the 2028 annual meeting of stockholders or until the appointment, election, and qualification of their respective successor.

Information Regarding the Directors and Executive Officers

The following table sets forth, as of the date of this Proxy Statement, certain information regarding our current executive officers and directors.

Name	Age	Position
Daniel Ives	61	Chairman
Kevin O’Donnell	49	Chief Financial Officer
Brett Vroman	43	Chief Executive Officer
Frank Jennings(1)(2)(3)	54	Director
Louis Foreman (1)(2)(3)	56	Director
Nicola Caiano (1)(2)(3)	[__]	Director

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

(3) Member of Nominating and Corporate Governance Committee.

Executive Officer and Director Biographies

Information concerning our directors and director nominee is set forth below. The biographical description of each director and director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.

Daniel Ives has served as Chairman since September 2025 and is a seasoned financial executive and technology sector specialist with over two decades of experience as an equity research analyst on Wall Street. Mr. Ives currently serves as Managing Director and Senior Equity Research Analyst at Wedbush Securities, where he has led the firm’s technology research efforts since 2018 and holds the position of Global Head of Technology Research. Throughout his career, Mr. Ives has developed deep expertise in the enterprise software and hardware sectors, including cybersecurity, cloud computing, big data, mobile technologies, and, more recently, electric vehicles and other disruptive technologies. Prior to joining Wedbush, Mr. Ives spent 16 years as a Managing Director at FBR Capital Markets, where he focused on technology research and analysis. He began his professional career as a financial analyst at HBO before earning his MBA in Finance. Mr. Ives is recognized for his comprehensive understanding of the technology industry and its evolving landscape, providing strategic insights to institutional investors and corporate clients. He holds a Bachelor of Science in Finance from Penn State University and a Master of Business Administration from the University of Maryland.

12

Kevin O’Donnell. Mr. O’Donnell served as Chairman of the board of directors from October 15, 2021 to March 17, 2024, and continues to serve as a member of the board of directors. On August 13, 2025, the Board appointed Mr. O’Donnell as Interim Chief Executive Officer and he has served as Chief Executive Officer since September 9, 2025. He also served as Interim Chief Executive Officer from February 22, 2024 to March 17, 2024. Mr. O’Donnell founded Poptop Partners, LLC, a boutique investment firm specializing in small to mid-market companies with an emphasis on the retail sector in April 2011 and continues to serve as its Managing Partner. From May 2007 to June 2010, Mr. O’Donnell served as the Founder/President of KOR Capital, LLC, a private equity and consulting firm specializing in turn around management of mid-market companies. Mr. O’Donnell has been an early-stage investor in multiple industries including hospitality, beverage, cannabis, hemp and technology. Mr. O’Donnell has served or continues to serve on numerous private and public boards including but not limited to SRM Entertainment, Vinco, Lakeside Alternatives Hospital Foundation, and The University Club. Mr. O’Donnell will bring to Eightco close to 25 years of strategic corporate growth, financial structuring, leadership, and business development initiatives to emerging growth companies.

Brett Vroman. Mr. Vroman has served as Chief Financial Officer since October 13, 2021. Mr. Vroman served as Chief Financial Officer of Vinco Venture, Inc., the Company’s former parent company (“Vinco”), from June 2019 to November 22, 2021, and previously served as its Controller from May 2018 through May 2019. From October 2014 to May 2018, Mr. Vroman was Director of Financial Reporting at Avantor, Inc., a global manufacturer and distributor of high-quality products, services and solutions to customers and suppliers in the life science, advanced technology, and applied materials industries. From March 2011 to October 2014, Mr. Vroman was employed as an Assurance Senior Manager at BDO USA, LLP, a public accounting, tax, consulting. Mr. Vroman is a certified public accountant and holds a Bachelor of Science in Accounting from York College of Pennsylvania.

Frank Jennings. Mr. Jennings has served as a member of the board of directors since October 13, 2021. Mr. Jennings is currently the President of Pelago Health, a leading virtual clinic for substance use management. He previously has served as the Chief Sales Officer and Executive Vice President at Castlight Health. From August 2014 to 2019, Mr. Jennings was employed as the Vice President of Sales, North America by Doctor on Demand, Inc., an innovative healthcare telemedicine provider. He currently serves as an advisor at numerous early-stage companies. Mr. Jennings is a co-founder of the CMK Foundation, a charitable organization which has been helping people in local communities since 2009. Mr. Jennings brings to Eightco 30 years of experience in business development and management of sales professionals in a variety of technology-adjacent industries. He holds his degree from the Max M. Fisher College of Business at The Ohio State University.

Louis Foreman. Mr. Foreman has served as a member of the board of directors since October 15, 2021. Mr. Foreman was the founder and has been the Chief Executive of Enventys, an integrated product design and engineering firm, since 2001. Over the past 38 years, Mr. Foreman has created 10 successful start-ups and has been directly responsible for the creation of over 20 others. In 2013, Mr. Foreman was appointed by the SBA Administrator to serve on the National SBDC Advisory Board until the end of 2024. In 2008, Mr. Foreman was appointed by United States Secretary of Commerce Carlos M. Gutierrez to serve for a three-year term on the nine-person Patent Public Advisory Committee (PPAC) of the United States Patent and Trademark Office (USPTO). In 2011, he was appointed by Secretary Gary Locke to serve an additional three-year term. In addition to being an inventor, Mr. Foreman was the creator of the Emmy® Award winning PBS TV show, Everyday Edisons, and served as the Executive Producer and lead judge. Mr. Foreman currently serves as Chairman of the Board of Directors of the James Dyson Foundation. He is also a board member of the Intellectual Property Owners Association (IPOA), the Intellectual Property Owners Educational Foundation (IPOEF), The Federal Reserve Bank Industry Roundtable, the National Association of Corporate Directors (NACD) Carolinas Region, and serves on the advisory board of Park National Bank. Mr. Foreman has a Bachelor of Arts degree in Economics from the University of Illinois. Mr. Foreman brings to Eightco significant experience with start-ups and knowledge of intellectual property matters.

Nicola Caiano. Mr. Caiano has served as a member of the board of directors since April 26, 2025. Mr. Caiano has served as Chief Financial Officer of Cytometric Therapeutics, where he leads capital formation strategies to fund clinical trials for groundbreaking cancer therapies, since December 2024. He has also served as the Founding Partner of Olea Management LLC since March 2018, where he advises family offices and early-stage companies across diverse industries, including technology, finance, and consumer goods, on capital raising and mergers and acquisitions. Previously, Mr. Caiano was a Partner and Director of Research at Pinyon Asset Management, managing a global event-driven equity and credit portfolio, from May 2011 to December 2017. His career also includes senior roles at Paulson & Co. Inc., J.P. Morgan Chase, and Bear, Stearns & Co. Inc. Mr. Caiano holds a Bachelor of Science in Finance and Accounting from New York University’s Stern School of Business, graduating Magna Cum Laude, and he completed advanced culinary training at The Italian Culinary Academy, where he was Valedictorian. Mr. Caiano brings to Eightco significant financial and business experience.

13

Board Diversity

It is anticipated that we will seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our anticipated directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees will not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. It is anticipated that the assessment of prospective directors will be made in the context of the perceived needs of our Board from time to time.

We expect that all of our directors will be individuals of high character and integrity, able to work well with others, and committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each anticipated director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should serve as a director of our company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents summary information regarding the total compensation incurred by Eightco Holdings Inc. for the years ended December 31, 2024 and 2023, for the named executive officers of the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Paul Vassilakos*	2024	-	-	-	-	-	-
Former Chief Executive Officer	2023	-	-	-	-	-	-

Brian McFadden**	2024	-	-	-	-	-	-
Former Chief Executive Officer	2023	325,000	-	-	-	-	325,000

Brett Vroman***	2024	-	-	-	-	120,000	120,000
Chief Financial Officer	2023	292,000	-	-	-	-	292,000

Kevin O’Donnell****	2024	-	-	-	-	-	-
Former Executive Chairman	2023	292,000	-	-	-	-	292,000

*	Paul Vassilakos was appointed as Chairman and Chief Executive Officer of Eightco on March 17, 2024 and resigned in September 2025. Before his appointment in March 2024, he was employed by Eightco solely as President of Forever 8.

**	Brian McFadden was appointed President of Eightco on September 23, 2021, and his title was later expanded to include Chief Executive Officer, which he served until March 17, 2024. Mr. McFadden was not paid any salary for the year ended December 31, 2024.

***	Brett Vroman was appointed Chief Financial Officer of Eightco on October 13, 2021. Mr. Vroman was not paid any salary or fees for the year ended December 31, 2024. Mr. Vroman deferred fees of $120,000 until 2025.

****	Kevin O’Donnell served as the Executive Chairman of the Board of Directors from October 15, 2021 to March 17, 2024. Mr. O’Donnell’s was not paid any salary or fees for the year ended December 31, 2024.

14

Overview

The Company expects to provide total compensation packages that are competitive, tailored to the unique characteristics and needs of the Company within its industry, and adequately reward its executives for their roles in creating value for our stockholders. The Company expects that it will be competitive in its executive compensation with other similarly situated companies in its industry. The compensation decisions regarding the Company’s executives are expected to be based on its need to attract individuals with the skills necessary to achieve its business plan, to reward those individuals fairly over time and to retain those individuals who continue to perform at or above the Company’s expectations.

The Company’s executive compensation program is expected to consist of three primary components: salary, incentive bonus and stock-based awards issued under an equity incentive plan. The Company determines the appropriate level for each compensation component based in part, but not exclusively, on its view of internal equity and consistency, individual performance, the Company’s performance, and other information deemed relevant and timely.

Employment Agreements

Paul Vassilakos Employment Agreement

In connection with Mr. Vassilakos’ appointment as the Executive Chairman and Chief Executive Officer of the Company, on March 17, 2024, the Company and Mr. Vassilakos entered into an Employment Agreement (the “Vassilakos Employment Agreement”), which supersedes and replaces the Employment Agreement dated October 16, 2022, by and between Mr. Vassilakos, the Company and Forever 8. The Vassilakos Employment Agreement provides for an initial term of two years, unless earlier terminated in accordance therein, and automatic renewals for successive one (1) year terms unless either party provides timely written notice otherwise.

Pursuant to the terms of the Vassilakos Employment Agreement, Mr. Vassilakos will be entitled to a base salary payable at the annualized rate of $300,000 per year (the “Vassilakos Base Salary”). Mr. Vassilakos is eligible for an annual cash bonus opportunity equal to up to 75% of the Vassilakos Base Salary and awards of restricted stock units up to 100% of the Vassilakos Base Salary, subject to the terms and conditions of the Incentive Plan and the Company’s form of restricted stock unit agreement (the “Vassilakos Bonus”), based on certain milestones to be determined in the sole and absolute discretion of the Board. Mr. Vassilakos may also be eligible for additional compensation in the sole and complete discretion of the Board or the Compensation Committee of the Board.

In the event the Company terminates Mr. Vassilakos’ employment without cause (as defined in the Vassilakos Employment Agreement), Mr. Vassilakos will receive (i) the Accrued Obligations (as defined in the Vassilakos Employment Agreement) and (ii) severance in the amount of equal to the Vassilakos Base Salary for twelve (12) months, less applicable payroll deductions and tax withholdings. In addition, this termination will cause the vesting of all equity awards subject to the terms of the Incentive Plan held by Mr. Vassilakos and entitle Mr. Vassilakos to reimbursement of premiums associated with the continuation of health insurance benefits provided under the Vassilakos Employment Agreement during the remaining Term of Employment (as defined in the Vassilakos Employment Agreement).

15

Brian McFadden Employment Agreement

Brian McFadden was previously employed as the Chief Executive Officer of the Company.

On February 26, 2024, the Company and Mr. McFadden entered into General Release and Severance Agreement (the “McFadden Severance Agreement”), effective as of the eighth day following the McFadden Severance Agreement in connection with Mr. McFadden’s resignation as Chief Executive Officer of the Company, effective as of December 31, 2023. Pursuant to the McFadden Severance Agreement, Mr. McFadden was eligible to receive $146,683 in accrued but unpaid base salary through the separation date in four quarterly payments of $36,670.75 each, less all applicable tax withholdings, by December 31, 2024.

In consideration of the McFadden Severance Agreement, the release therein and Mr. McFadden’s resignation as Chief Executive Officer of the Company, the Company agreed to provide Mr. McFadden severance pay in the gross amount of amount of $422,500, less all lawful and authorized withholdings and deductions (the “Severance Payment”), which Severance Payment was to be paid in four quarterly installments of $105,625 per each installment, payable at the Company’s option in either cash or Common Stock, with the payment to be made as follows: (i) as of the Effective Date of the separation, on which such date Mr. McFadden shall be granted, in lieu of cash, 128,811 fully-vested restricted shares of the Common Stock at a price of $0.82 per share, which such shares of Common Stock subject to the terms and conditions of the Company’s 2022 Long-Term Incentive Plan (the “Plan”), and as of each of (ii) April 1, 2024, (iii) July 1, 2024, and (iv) October 1, 2024, payable at the Company’s option, in either cash or Common Stock. The shares of Common Stock to be issued to Mr. McFadden under installments (ii), (iii) and (iv), if applicable, shall be fully vested and the number of shares to be issued shall be determined based on the volume weighted average trading price of the Common Stock on the principal exchange on which the Common Stock is listed or admitted to trade during the period of 10 trading days immediately prior to the date of such issuance.

Pursuant to the McFadden Severance Agreement, the Company also agreed to reimburse to Mr. McFadden the premiums associated with the continuation of Mr. McFadden’s health insurance for the period commencing on the Separation Date through December 31, 2024, pursuant to applicable law, and approved but unpaid business expenses through the Separation Date within 30 days following the Effective Date of the separation.

Pursuant to the terms of the McFadden Severance Agreement, Mr. McFadden was to remain a director of the Company’s board from the Separation Date through March 2024, at which time Mr. McFadden would resign from the Board. On March 17, 2024, the Board approved the entry by the Company into the First Amendment to the McFadden Severance Agreement to amend Mr. McFadden’s end date of service on the Board to March 17, 2024.

Kevin O’Donnell Employment Agreements and Separation Agreement

On February 22, 2024, the Board appointed Kevin O’Donnell as Interim Chief Executive Officer of the Company, effective as of the Separation Date, to serve until a successor is chosen and qualified, or until his earlier resignation or removal.

On March 17, 2024, Kevin O’Donnell resigned as Executive Chairman and Interim Chief Executive Officer of the Company, effective immediately. Mr. O’Donnell’s resignation was not the result of any disagreement regarding any matter relating to the Company’s operations, policies, or practices.

In connection with Mr. O’Donnell’s resignation from these positions, on March 17, 2024, the Company and Kevin O’Donnell entered into a General Release and Severance Agreement (the “O’Donnell Severance Agreement”), effective as of March 17, 2024 (the “O’Donnell Effective Date”). The O’Donnell Severance Agreement terminated of the amended and restated employment agreement, by and between the Company and Mr. O’Donnell, effective as of October 21, 2022 (the “O’Donnell Employment Agreement”). Pursuant to the O’Donnell Severance Agreement, as of the O’Donnell Effective Date, the O’Donnell Employment Agreement shall terminate forever, and no party shall have any further obligation or liability thereunder except as related to any obligations that survive employment termination, including but not limited to the obligations set forth under the Employee Confidential Disclosure, Invention Assignment, Non-Competition, Non-Solicitation and Non-Interference Agreement, attached to the O’Donnell Employment Agreement.

Pursuant to the O’Donnell Severance Agreement, the Company will provide Mr. O’Donnell with (i) back pay wages through the Separation Date in the amount of $138,000, less all lawful and authorized withholdings and deductions, to be paid as soon as practicable following the O’Donnell Effective Date and (ii) severance equal to 24 months of Mr. O’Donnell’s base salary, less all lawful and authorized withholdings and deductions, under the O’Donnell Employment Agreement. Pursuant to the O’Donnell Severance Agreement, the Company shall also provide Mr. O’Donnell with (i) reimbursement of the premiums associated with the continuation of Mr. O’Donnell’s health insurance for the period commencing on the Separation Date through and including September 27, 2024, pursuant to applicable law, (ii) reimbursement of expenses in accordance with the Company’s expense reimbursement policy, and (iii) the full vesting of any earned, outstanding and unvested shares of Common Stock subject to the Plan (as define below). The O’Donnell Severance Agreement also provides for a mutual waiver and release of any claims in connection with Mr. O’Donnell’s employment, separation and departure from the Company, and for certain customary covenants regarding confidentiality.

16

In September 2025, he entered into a new agreement. Under his Agreement with the Company, Mr. O’Donnell will continue as CEO, on a non-interim basis, for a one-year term commencing on a date to be determined in 2025, with an option to renew for an additional one-year term. Mr. O’Donnell will receive an annualized base salary of $500,000, payable in accordance with the Company’s regular payroll practices. He is eligible for a one-time cash bonus equal to 175% of his base salary ($875,000), payable within thirty days following the twelve-month anniversary of the start date, subject to the Company’s achievement of certain milestones related to a PIPE transaction, timely filing of required reports, and a clean annual audit. If the renewal option is exercised, Mr. O’Donnell will be eligible for an annual bonus during the renewal term, with the amount and performance metrics to be determined by the Board. Subject to Board approval, Mr. O’Donnell will be granted 400,000 restricted stock units subject to a vesting period of six months, subject to continued employment and the terms of the Company’s equity incentive plan and a separate award agreement. Mr. O’Donnell is also eligible to participate in the Company’s employee benefit plans and will be reimbursed for reasonable business expenses.

If the employment of Mr. O’Donnell is terminated by the Company without cause or by the executive for good reason (as defined in their respective agreements), the executive will be entitled to accrued but unpaid base salary and reimbursable expenses through the date of termination, the pro rata portion of base salary for the remainder of the term, an additional six months of base salary and benefits, immediate and full vesting of any outstanding equity securities, and the full amount of the applicable bonus. In the event of a change of control (as defined in the agreements), if the executive’s employment is terminated by the Company without cause or by the executive for good reason within twelve months following such change of control, the executive will be entitled to the payments and benefits described above. The Agreements also contain customary confidentiality and return of property provisions.

Brett Vroman Employment Agreement

Pursuant to the terms of the Vroman Employment Agreement, Mr. Vroman is employed as the Chief Financial Officer of the Company. Mr. Vroman’s employment under the Vroman Employment Agreement was to last until September 27, 2024, unless earlier terminated pursuant to the terms of the agreement.

Pursuant to the terms of Mr. Vroman’s employment agreement, Mr. Vroman was to receive, subject to approval by the Board, an annual grant of 180,000 restricted stock units convertible into shares of the Company’s common stock, which shall be immediately vested and subject to the terms and conditions of the Company’s 2022 Long-Term Incentive Plan. This reflects an increase from the 135,000 shares provided to Mr. Vroman under the March Vroman Agreement. Mr. Vroman will be entitled to a base salary payable at the annualized rate of $292,000 per year (the “Vroman Base Salary”), which reflects an increase from the $250,000 provided to Mr. Vroman under the March Vroman Agreement. Mr. Vroman is eligible for an annual cash bonus opportunity equal to 100% of the Vroman Base Salary (the “Vroman Bonus”) based on the achievement of performance goals as determined by the Company’s audit committee and the Board. The Vroman Bonus reflects a decrease on a percentage basis from the maximum 150% of base salary provided for in the March Vroman Agreement.

In addition, Mr. Vroman shall under some circumstances be entitled to receive additional shares of the Company’s common stock contingent upon the satisfaction of certain additional performance goals. Mr. Vroman shall be entitled to receive a maximum total of 990,000 shares upon full satisfaction of certain corporate growth achievements based upon a review of the Company’s audited financial statements and subject to the approval of the Board. This reflects an increase over the March Vroman Agreement, which provided that Mr. Vroman would be eligible to receive a maximum of 450,000 shares in connection with revenue growth. Mr. Vroman shall be eligible to receive a one-time bonus of 180,000 shares in the event that the Company achieves a positive cash flow based on a review of the Company’s audited financial statements and subject to the review of the Board. The March Vroman Agreement provided for a substantially similar bonus in connection with cash flow. Mr. Vroman shall be eligible to receive a bonus of a maximum aggregate of 1,600,000 shares in the event that certain market capitalization milestones are met based on a review of the Company’s audited financial statements and subject to approval by the Board. This reflects an increase above the maximum aggregate of 1,575,000 shares provided for in connection with meeting market capitalization milestones under the March Vroman Agreement. Subsequent to receiving the maximum aggregate 1,600,000 shares provided for under the first three market capitalization milestones, Mr. Vroman will be eligible to receive additional bonuses of 135,000 shares for each doubling in market capitalization of the Company over the market capitalization recorded at the prior bonus threshold, provided such increase is sustained for a period of at least three consecutive trading days. Though specific milestone thresholds and timing requirements vary, the March Vroman Agreement contained a substantially similar provision with respect to a continuing market capitalization bonus. Mr. Vroman may also be eligible for additional compensation in the sole and complete discretion of the Board.

17

Mr. Vroman will be eligible to participate in all health, medical, dental and life insurance policies offered to employees of the Company, and the Company will pay all applicable premiums. The Company will reimburse Mr. Vroman up to $10,000 per year as a car allowance, reimburse Mr. Vroman up to $2,500 for home office expenses and reimburse Mr. Vroman for all reasonable out-of-pocket expenses incurred by him in the conduct of the Company’s business. The Vroman Employment Agreement provides Mr. Vroman with four (4) weeks of paid vacation and five (5) days of paid personal time. The Vroman Employment Agreement also provides Mr. Vroman with liability insurance coverage and shall reimburse certain financial planning expenses incurred by Mr. Vroman. All terms provided in this paragraph are substantially similar to those provided in the March Vroman Agreement.

In the event the Company terminates Mr. Vroman’s employment without cause (as defined in the Vroman Employment Agreement), Mr. Vroman will receive (i) the Accrued Obligation (as defined in the Vroman Employment Agreement) and (ii) severance in the amount of equal to the Vroman Base Salary for twenty-four (24) months. In addition, this termination will cause the vesting of all Eightco common stock held by Mr. Vroman and entitle Mr. Vroman to reimbursement of premiums associated with the continuation of health insurance benefits provided under the Vroman Employment Agreement during the remaining Term of Employment (as defined in the Vroman Employment Agreement).

On February 26, 2024, the Company and Brett Vroman entered into General Release and Severance Agreement (the “Vroman Severance Agreement”), effective as of the eighth date following the Vroman Severance Agreement in connection with the termination of the amended and restated employment agreement, by and between the Company and Mr. Vroman, effective as of September 27, 2022. Pursuant to the Vroman Severance Agreement, as of the Separation Date, the Vroman Employment Agreement shall terminate, and no party shall have any further obligation or liability thereunder except as related to any obligations that survive employment termination, including but not limited to the obligations set forth under the Employee Confidential Disclosure, Invention Assignment, Non-Competition, Non-Solicitation and Non-Interference Agreement, attached to the Vroman Employment Agreement.

Pursuant to the Vroman Severance Agreement, the Company will provide Mr. Vroman with (i) back pay wages through the Separation Date in the amount of $151,615.46, less all lawful and authorized withholdings and deductions, to be paid as soon as practicable following the Vroman Effective Date and (ii) severance of 24 months of Mr. Vroman’s base salary, less all lawful and authorized withholdings and deductions, under the Vroman Employment Agreement. Pursuant to the Vroman Severance Agreement, the Company shall also reimburse to Mr. Vroman the premiums associated with the continuation of Mr. Vroman’s health insurance for the period commencing on the Separation Date through December 31, 2024, pursuant to applicable law, expenses in accordance with the Company’s expense reimbursement policy, and the full vesting of any earned shares of Common Stock. The Vroman Severance Agreement also provides for a mutual waiver and release of any claims in connection with Mr. Vroman’s employment, separation and departure from the Company, and for certain customary covenants regarding confidentiality.

Additionally, on February 22, 2024, the Company and CXO Lite, LLC, a limited liability company organized under the laws of Pennsylvania, of which Mr. Vroman is the sole member, entered into a consulting agreement (the “CXO Lite Consulting Agreement”) pursuant to which Mr. Vroman shall be engaged and continue to serve the Company as its Chief Financial Officer.

In September 2025, Mr. Vroman entered into a new agreement. Mr. Vroman’s Agreement provides that he will continue as Chief Financial Officer for a one-year term commencing on a date to be determined in 2025. Mr. Vroman will receive an annualized base salary of $350,000, payable in accordance with the Company’s regular payroll practices. He is eligible for a one-time cash bonus equal to 175% of his base salary ($612,500), payable within thirty days following the twelve-month anniversary of the start date, subject to the same conditions as Mr. O’Donnell’s bonus. Mr. Vroman is also eligible to participate in the Company’s employee benefit plans and will be reimbursed for reasonable business expenses.

18

If the employment of Mr. Vroman is terminated by the Company without cause or by the executive for good reason (as defined in their respective agreements), the executive will be entitled to accrued but unpaid base salary and reimbursable expenses through the date of termination, the pro rata portion of base salary for the remainder of the term, an additional six months of base salary and benefits, immediate and full vesting of any outstanding equity securities, and the full amount of the applicable bonus. In the event of a change of control (as defined in the agreements), if the executive’s employment is terminated by the Company without cause or by the executive for good reason within twelve months following such change of control, the executive will be entitled to the payments and benefits described above. The Agreements also contain customary confidentiality and return of property provisions.

Outstanding Equity Awards at 2023 Fiscal Year End

None.

Retirement Plans

The Company expects to maintain a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Internal Revenue Code (the “Code”), commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan will be made available on the same basis to all employees, including the named executive officers. Each participant in the 401(k) plan will be able to elect to defer from 0% to 100% of compensation, subject to limitations under the Code and Employee Retirement Income Security Act.

Clawback

We have adopted a clawback policy effective as of November 3, 2023, that complies with the Nasdaq’s new clawback rules promulgated under the SEC’s Rule 10D-1. Under this policy, the Compensation Committee must seek payment of incentive-based compensation, such as cash payments under our annual incentive plan or long-term equity-based incentive awards, that was paid to our executive officers based on financial statements that were subsequently restated. The policy provides that if the Compensation Committee determines that there has been a material restatement of publicly issued financial results from those previously issued to the public, the Compensation Committee will review all incentive-based compensation made to executive officers during the three-year period prior to the restatement. If such payments would have been lower had they been calculated based on such restated results, our Compensation Committee will recoup the payments in excess of the amount that would have been received had it been determined based on the restated amounts.

Additionally, the Sarbanes-Oxley Act of 2002 subjects incentive-based compensation and stock sale profits of our CEO and CFO to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of their misconduct, with any financial reporting requirement under securities laws.

DIRECTOR COMPENSATION

Retirement Benefits

The Company expects to maintain a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Internal Revenue Code (the “Code”), commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan will be made available on the same basis to all employees, including the named executive officers. Each participant in the 401(k) plan will be able to elect to defer from 0% to 100% of compensation, subject to limitations under the Code and Employee Retirement Income Security Act.

19

Director Compensation

The Company’s board of directors’ compensation program is expected to be designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of our stockholders.

The director annual compensation program is expected to provide the following compensation for independent, non-employee directors following the Business Combination:

●	A quarterly retainer (the “Quarterly Retainer”) of $25,000, and 25,000 shares of the Company common stock, a supplemental 5,000 shares of the Company common stock as an annual retainer for each of the Audit Committee Chair, the Compensation Committee Chair, and the Nominating and Governance Committee Chair; and

●	Additional compensation for ad hoc services on a case-by-case basis.

The following table presents summary information regarding the director compensation for each non-employee member of our board of directors for the years ended December 31, 2024.

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Brian McFadden (1)	2024	$-	$-	-	-	-	-	-

Kevin O’Donnell (2)	2024	$40,000	$-	-	-	-	-	$40,000

Frank Jennings (3)	2024	$40,000	$-	-	-	-	-	$40,000

Louis Foreman (4)(6)	2024	$40,000	$-	-	-	-	-	$40,000

Mary Ann Halford (5)(6)	2024	$40,000	$-	-	-	-	-	$40,000

(1)	Mr. McFadden served as a director from October 13, 2021 to March 17, 2024.
(2)	Mr. O’Donnell has served as a director since October 15, 2021. He served as the Company’s Executive Chairman until March 17, 2024.
(3)	Mr. Jennings has served as a director of since October 15, 2021.
(4)	Mr. Foreman has served as a director of since October 15, 2021.
(5)	Ms. Halford has served as a director of since October 15, 2021.
(6)	No cash compensation was paid during the year ended December 31, 2024, but amounts were accrued within the Company’s financials.

20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our common stock, as of the Record Date by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

●	each of our Named Executive Officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power”, which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Accordingly, we have included all shares of common stock issuable to such person upon the exercise of warrants or options currently exercisable or exercisable within 60 days of the date hereof. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.

Unless otherwise noted, the address of each beneficial owner is c/o Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042.

The beneficial ownership of our common stock is based on [__________] shares of common stock issued and outstanding as of the Record Date.

Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percentage
5% Stockholders
BHP Capital NY Inc.(1)			%
Named Executive Officers and Directors
Daniel Ives
Kevin O’Donnell(2)			%
Brett Vroman(3)			%
Frank Jennings(4)			%
Louis Foreman(5)			%
Nicola Caiano			%
Current Executive Officers and Directors as a group (six persons)			%

*	Less than 1%

(1)	Includes 60,000 shares of common stock, 145,600 shares of common stock issuable upon the exercise of warrants and excludes 0 shares of common stock issuable upon the exercise of the warrants. Pursuant to the terms of the warrants, BHP may not exercise the warrants to the extent (but only to the extent) BHP or any of its affiliates would beneficially own upon such conversion or exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. Bryan Pantofel is the President of BHP and has sole voting and investment power over these securities. BHP’s address is 45 SW 9th Street, Suite 1603, Miami, Florida 33130. All shares reported are shares of the Company’s common stock.

(2)	Represents 8,752 shares of common stock, of which 8,500 shares of restricted common stock remain unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. O’Donnell. Excludes 23,147 shares of common stock contractually agreed to be issued to Mr. O’Donnell for the partial settlement of severance payments which have never been issued to Mr. O’Donnell.

(3)	Represents 25,703 shares of common stock, of which 8,500 shares of restricted common stock remains unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Jennings.

(4)	Represents 25,701 shares of common stock, of which 8,500 shares of restricted common stock remains unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Foreman.

(5)	Represents 25,736 shares of common stock, of which 8,500 shares of restricted common stock remains unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Ms. Halford.

21

PROPOSAL 1: THE CHARTER PROPOSAL

On ________, 2025, the Board unanimously adopted and declared the advisability of an amendment to the charter to increase the total number of shares of Common Stock the Company is authorized to issue from 500,000,000 shares to _______ shares. The Board further directed that this amendment be considered at a meeting of stockholders. Accordingly, at the annual meeting, stockholders will vote on a proposal to approve this amendment.

The form of the certificate of amendment is attached as Annex A to this proxy statement. If approved by the stockholders, the amendment to the charter will become effective upon the filing of the certificate of amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after the special meeting.

Description of the Amendment to the Charter

If the amendment to the charter is approved, the Board will be authorized to issue the additional shares of Common Stock, in its discretion, without further approval of the stockholders, and the Board does not intend to seek stockholder approval prior to any issuance of the shares of Common Stock, unless stockholder approval is required by applicable law or securities exchange rules.

The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock the Company is presently authorized to issue. Holders of shares of Common Stock are entitled vote on all matters submitted to Company stockholders for their vote or approval. Each share of Common Stock has the voting power of one vote. Under the terms of the Company Bylaws, directors will be elected by a plurality of the votes cast by Company’s stockholders present in person virtually or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the Company’s stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by Company’s stockholders present in person virtually or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the charter, the Company’s Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter. Holders of shares of Common Stock are entitled to receive dividends, as and if declared by the board of directors out of legally available funds. Upon the liquidation or dissolution of the Company, the holders of shares of Common Stock are entitled to share ratably in those of Company’s assets that are legally available for distribution to Company stockholders after payment of liabilities and subject to the prior rights of the holders of preferred stock then outstanding.

Reasons for the Amendment to the Charter

The Board believes approval of the amendment is in the best interests of the Company and its stockholders. The authorization of additional shares of Common Stock will allow the Company to explore opportunities for strategic transactions that could result in the issuance of Common Stock, including equity capital raises, as they arise or as the Company’s needs require. Although the Company frequently reviews various transactions, the Company has no current agreement or commitment to issue additional shares of its Common Stock.

The Board also considered certain risks of the amendment. The issuance of additional shares of Common Stock for which authorization is sought may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company’s capital stock. It may also adversely affect the market price of the Common Stock. However, if the issuance of additional shares of Common Stock allows the Company to pursue its business plan and grow its business, the market price of the Common Stock may increase.

While not intended as an anti-takeover provision, the additional shares of Common Stock for which authorization is sought could also be used by management to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock to purchasers who would oppose a takeover or favor the current Board. Although the amendment to the charter has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), approval of the proposal could facilitate future efforts by management to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the amendment is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

22

Required Vote and Recommendation

Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock. Neither Delaware law, nor the charter or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with the proposal. Accordingly, stockholders will have no right to dissent and obtain payment for their shares. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHARTER Proposal. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2: ELECTION OF CLASS III DIRECTORS

Introduction

Our Board has nominated Louis Foreman and Nicola Caiano to serve as Class III members of our Board, with such term to expire at the 2028 annual meeting of stockholders or until the appointment, election and qualification of their respective successors. The biographies of each of Messrs. Foreman and Caiano is set forth in the section titled “Directors and Executive Officers” above.

The Board believes that each of the foregoing individuals are qualified to serve as members of the Board due to their extensive executive management and leadership experience.

Penalties or Sanctions

The Company has been advised that neither Mr. Foreman nor Mr. Caiano has been subject to:

(a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Vote Required

Our Bylaws provide for a plurality voting standard for the election of directors. This means that the director nominee with the most votes for a particular seat is elected for that seat. As a result, an abstention or a broker non-vote on this proposal will not have any effect on the elections of the Class III director nominees.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF LOUIS FOREMAN AND “FOR” THE ELECTION OF NICOLA CAIANO TO SERVE AS CLASS III MEMBERS OF THE BOARD FOR A TERM TO EXPIRE AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL the appointment, election, and qualification of THEIR RESPECTIVE successorS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE FOREGOING INDIVIDUALS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

23

PROPOSAL 3: RATIFICATION OF SELECTION OF AUDITORS

Introduction

The Audit Committee has selected the independent registered public accounting firm Stephano Slack LLC to serve as our auditors for the fiscal year ending December 31, 2025. It is expected that a representative of Stephano Slack LLC will not be present at the Annual Meeting.

Stephano Slack LLC was appointed as the Company’s independent registered public accounting firm on September 30, 2024. On such date, Morson Cogen LLP, the Company’s former auditor, resigned from its role as independent registered public accounting firm for the Company. Such resignation was made by [Morison Cogen] in conjunction with its exit from providing audit services to publicly traded companies. In connection with the foregoing exit, the audit partner and audit manager at Morison Cogen who were in charge of the Company’s audit left such firm to join Stephano Slack LLC, which firm was engaged by the Company as described above.

In deciding to appoint Stephano Slack LLC, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Stephano Slack LLC and concluded that Stephano Slack LLC has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.

Vote Required

The selection of our independent registered public accounting firm for the year ending December 31, 2025, will be ratified upon the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as an “AGAINST” vote on such matter. However, brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. The ratification of the selection of Stephano Slack LLC as our auditors for the year ending December 31, 2025, by our stockholders is not required under the DGCL, but the results of this vote will be considered by the Audit Committee in selecting auditors for future years. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF STEPHANO SLACK LLC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

24

PROPOSAL 4: ADJOURNMENT PROPOSAL

Our Board has approved a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the other proposals being voted on at the Annual Meeting.

Background and Purpose of the Proposal

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the other proposals being voted on at the Annual Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of votes represented by the outstanding stock entitled to vote at the Annual Meeting will be against any proposal, we could adjourn or postpone the Annual Meeting without a vote on the other proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Adjournment Proposal.

Report of the Audit Committee

The Audit Committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence by meeting regularly with the independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of our financial statements. In fulfilling its oversight responsibilities, the audit committee:

●	reviewed and discussed our financial statements as of and for the fiscal year ended December 31, 2024, with management and our prior auditor, Stephano Slack LLC, which resigned from its role as the Company’s independent registered public accounting firm in conjunction with its exit from providing audit services to publicly traded companies;

\

●	discussed with Morison Cogen LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

●	received the written disclosures and the letter from Stephano Slack LLC required by the applicable requirements of the PCAOB; and

●	discussed the independence of Stephano Slack LLC with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements and related notes thereto be included in our 2024 Annual Report for filing with the SEC. The Audit Committee also appointed Stephano Slack LLC as our independent registered public accounting firm for fiscal year ended December 31, 2024.

Submitted by the Audit Committee of our Board:

Frank Jennings

Louis Foreman

Nicola Caiano

ACCOUNTING FEES

The following is a summary of the fees billed to the Company by [Morison Cogen], our prior auditors, and tax professionals for professional accounting services rendered for the fiscal years ended December 31, 2024 and 2023.

	Fiscal Year 2024	Fiscal Year 2023
Audit Fees (1)	$213,766	$148,253
Audit-Related Fees	—	85,011
Tax Fees (2)	—	53,250
Other Fees (3)	—	10,789
Total	$213,766	$297,303

(1) Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10–Q. Other fees consist of comfort letter service fees.

(2) Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns.

(3) Other fees consist of fees billed for professional services related to non-recurring fees for the initial public offering and the acquisitions completed during the year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

25

A “Related Party Transaction” is a transaction, arrangement, or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. A “Related Party” means:

●	any person who is, or at any time during the applicable period was, one of the Company’s executive officers or a member of or nominee for the Board;

●	any person (including any entity or group) who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer, or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer, or beneficial owner of more than five percent (5%) of our voting stock;

●	any of the foregoing persons that qualify as such at any time during the fiscal year in which a transaction that would otherwise be subject to this the policy occurs, even if such person has ceased to have such status during such fiscal year; and

●	any firm, corporation, or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

In addition, we will have in place policies and procedures designed to minimize potential conflicts of interest arising from any dealings the Company may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to the Audit Committee charter, the Audit Committee will have the responsibility to review related party transactions.

Related Party Transactions

On February 29, 2024, Forever 8 and Mainspring, LLC, an entity controlled by the Company’s Former Chief Executive Officer, entered into the Series B Loan and Security Agreement whereby Mainspring advanced Forever 8 $50,000. Forever 8 issued Mainspring, LLC a Promissory Note in the amount of $50,000 on this same date.

On February 26, 2024, Mainspring, LLC, purchased 60,976 shares of common stock though the Company’s February 2024 private placement.

On February 14, 2024, Forever 8 and Brett Vroman, the Company’s Chief Financial Officer, entered into the Series B Loan and Security Agreement whereby Mr. Vroman advanced Forever 8 $100,000. Forever 8 issued Mr. Vroman a Promissory Note in the amount of $100,000 on this same date.

On August 29, 2023, Forever 8 and Frank Jennings, a Company director, entered into the Series A Loan and Security Agreement whereby Mr. Jennings advanced Forever 8 $100,000. Forever 8 issued Mr. Jennings a Promissory Note in the amount of $100,000 on this same date.

On August 17, 2023, Forever 8 and Kevin O’Donnell, a Company director, entered into the Series A Loan and Security Agreement whereby Mr. O’Donnell advanced Forever 8 $100,000. Forever 8 issued Mr. O’Donnell a Promissory Note in the amount of $100,000 on this same date.

On June 21, 2023, Forever 8 and Brian McFadden, the Company’s Former Chief Executive Officer, entered into the Series A Loan and Security Agreement whereby Mr. McFadden advanced Forever 8 $100,000. Forever 8 issued Mr. McFadden a Promissory Note in the amount of $100,000 on this same date.

On May 30, 2023, Forever 8 and TXC Services, LLC, an entity controlled by a Forever 8 member, entered into the Series A Loan and Security Agreement whereby TXC Services, LLC advanced Forever 8 $225,000. Forever 8 issued TXC Services, LLC a Promissory Note in the amount of $225,000 on this same date.

26

On April 1, 2023, Forever 8 and Paul Vassilakos, the Company’s Former Chief Executive Officer, entered into the Series A Loan and Security Agreement whereby Mr. Vassilakos advanced Forever 8 $675,000. Forever 8 issued Mr. Vassilakos a Promissory Note in the amount of $675,000 on this same date.

On April 1, 2023, Forever 8 and TXC Services, LLC, entered into the Series A Loan and Security Agreement whereby TXC Services, LLC advanced Forever 8 $975,000. Forever 8 issued TXC Services, LLC a Promissory Note in the amount of $975,000 on this same date.

STOCKHOLDER PROPOSALS

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2026 annual meeting of stockholders must be received by us on or before [__________], 2026, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, Attention: Secretary.

Stockholder proposals to be presented at our Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2026 annual meeting of stockholders, must be presented and received in accordance with the provisions of our Bylaws. Our Bylaws state that the stockholder must provide timely written notice of any nomination or proposal and supporting documentation. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive office not less than 45 days (or [_____________], 2026) nor more than 75 days (or [__________], 2026) before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the preceding year or if the date of the annual meeting is more than 30 days before or more than 60 days after the previous year’s annual meeting, a stockholder’s notice must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by us.

The stockholder must update and supplement its notice to us of his or her intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is 10 days following the record date. Any such update and supplement should be mailed to: Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, Attention: Secretary.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through our regular employees, we may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of our company registered in the names of a nominee and, if so, we will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation. We have engaged Broadridge to host the virtual meeting and to manage the production and distribution of this Proxy Statement. We expect to pay [Broadridge] approximately [$75,000] for their services.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules concerning the delivery of annual disclosure documents allow us or stockholders’ brokers to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or stockholders’ brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by stockholders in the same household and helps to reduce our expenses. This rule applies to our notices, annual reports, proxy statements and information statements.

27

As such, owners of common stock in street name may receive a notice from their broker or bank stating that only one annual report or proxy statement will be delivered to multiple security holders sharing an address. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, the Company will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042.

OTHER MATTERS

At the date of this Proxy Statement, we know of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in our interest and the stockholders.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

28

Appendix A

FORM OF CERTIFICATE OF AMENDMENT TO

THE CERTIFICATE OF INCORPORATION

OF EIGHTCO HOLDINGS INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Eightco Holdings Inc., a corporation organized under and existing by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

1.	The name of the corporation is Eightco Holdings Inc. (the “Corporation”).

2.	The date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was March 9, 2022.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

4.	The Certificate of Incorporation is hereby amended by replacing paragraph (a) of Article FOURTH with the following:

“(a) The total number of shares of capital stock which the Corporation shall have authority to issue is _________ (________) shares, consisting of ________ (________) shares of Common Stock, each having a par value of $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares of Preferred Stock, each having a par value of $0.001 per share (the “Preferred Stock”).”

5.	The foregoing amendment was effected pursuant to a resolution of the Board of Directors of said corporation.

6.	Thereafter, pursuant to a resolution by the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

[Signature page follows.]

29

IN WITNESS WHEREOF, Eightco Holdings Inc. has caused this Certificate of Amendment to be duly executed by the undersigned duly authorized officer as of this __ day of __________, 2025.

EIGHTCO HOLDINGS INC.

By:
Name:
Title:

30

PRELIMINARY PROXY

EIGHTCO HOLDINGS INC.

a Delaware Corporation

101 Larry Holmes Drive, Suite 313

Easton, Pennsylvania 18042

ANNUAL MEETING OF STOCKHOLDERS

[OCTOBER 17], 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

EIGHTCO HOLDINGS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

[OCTOBER 17], 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [__________], 2025, in connection with the Annual Meeting to be held at [______] [a.m./p.m.] Eastern Time, on [October 17], 2025, virtually, at [___________________], and hereby appoints Kevin O’Donnell and Brett Vroman the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Eightco Holdings Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

31

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE CHARTER PROPOSAL (PROPOSAL 1), “FOR” EACH OF THE NOMINEES NAMED IN THE DIRECTOR ELECTION PROPOSAL (PROPOSAL 2), “FOR” THE ACCOUNTANT RATIFICATION PROPOSAL (PROPOSAL 3), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 4), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on [October 17], 2025: This notice of meeting and the accompany proxy statement are available at [______________________].

Proposal 1 — Charter Proposal	FOR	AGAINST	ABSTAIN
Approve the amendment to the Company’s Certificate of Incorporation increasing the total number of authorized shares of the Company’s common stock from 500,000,000 shares to [_______] shares.	☐	☐	☐

Proposal 2 — Director Election Proposal	FOR	WITHHOLD
Elect Louis Foreman as a Class III member of the Company’s Board of Directors, to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of his successor.	☐	☐

Elect Nicola Caiano as a Class III member of the Company’s Board of Directors, to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of her successor.	☐	☐

Proposal 3 — Accountant Ratification Proposal	FOR	AGAINST	ABSTAIN
Ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

Proposal 4 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Annual Meeting of Stockholders to a later date or dates, if the Company determines that additional time is necessary to approve any or all of the foregoing proposals.	☐	☐	☐

Dated: ________________________, 2025

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO [BROADRIDGE FINANCIAL SOLUTIONS, INC.] THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 4, IF SUCH PROPOSAL IS PRESENTED AT THE ANNUAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

32